Exhibit 99.1

ROMACORP, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER

      Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, David W. Head, the undersigned President and Chief Executive Officer of Romacorp, Inc. (the "Company"), hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the year ended March 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof:
1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Head
 David W. Head
President and Chief Executive Officer
June 30, 2003